PROPERTY & EQUIPMENT (Details) - USD ($)	Mar. 31, 2016	Dec. 31, 2015
Total fixed assets	$ 1,605,307	$ 1,469,140
Less: accumulated depreciation	(64,648)	(46,138)
Fixed assets, net	1,540,659	1,423,002
Computer and software [Member]
Total fixed assets	22,455	20,571
Furniture and fixtures [Member]
Total fixed assets	31,009	28,408
Office Equipment [Member]
Total fixed assets	44,770	41,014
Renovation and improvements [Member]
Total fixed assets	327,037	298,093
Building
Total fixed assets	$ 1,180,036	$ 1,081,054